SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                              CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange
                                Act of 1934

    Date of Report (Date of earliest event reported):  November 21, 2005

                      Commission File Number 1-05707

                    GENERAL EMPLOYMENT ENTERPRISES, INC.
         (Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

 Registrant's telephone number, including area code:  (630) 954-0400




Item 2.02, Results of Operations and Financial Condition.

On November 21, 2005, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the fourth quarter and fiscal year ended September 30, 2005. A copy of the press release is furnished as an exhibit to this Form 8-K Current Report.


Item 9.01, Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

99.01   Press release issued by General Employment
        Enterprises, Inc., dated November 21, 2005.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  November 22, 2005           By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer